UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 17, 2012

(Date of earliest reported)

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

9449 Science Center Drive, New Hope, Minnesota 55428

(Address of principal executive offices, including zip code)

(763) 504-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 17, 2012, the Audit Committee of the Board of Directors of Multiband Corporation (Multiband) approved on behalf of Multiband and its subsidiaries the dismissal of their independent registered public accounting firm, Baker Tilly Virchow Krause, LLP (“Baker Tilly”), and the engagement of Ernst & Young, LLP (“EY”) to serve as their new independent registered public accounting firm for 2012. The Board of Directors of Multiband ratified the dismissal of Baker Tilly and the engagement of EY by the Audit Committee on January 17, 2012. The dismissal of Baker Tilly will become effective upon completion of the audit of our consolidated financial statements for the year ended December 31, 2011 and the filing of our Annual Report on Form 10K for fiscal 2011. The engagement of EY as Multiband’s new independent registered public accounting firm will become effective for the 2012 fiscal year. This change in auditors was made after a competitive bidding process and evaluation.

Baker Tilly’s reports on Multiband’s consolidated financial statements for each of the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010 and December 31, 2009 and the interim period between December 31, 2010 and the date of this Form 8-K, there were no disagreements between Multiband and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Multiband has provided Baker Tilly with a copy of the foregoing disclosures. A copy of Baker Tilly’s letter, dated January 19, 2012, stating its agreement with the above statements is attached as Exhibit 16.1.

During the years ended December 31, 2010 and December 31, 2009 and through the date of this Form 8-K, neither Multiband nor anyone acting on their behalf consulted EY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Multiband’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit	Description

16.1	Letter from Baker Tilly Virchow Krause LLP, dated January 19, 2012, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: January 23, 2012	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

No.	Description	Manner of Filing

16.1	Letter from Baker Tilly Virchow Krause LLP, dated January 19, 2012, regarding the change in certifying accountant.	Filed Electronically

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